SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2021

MAGYAR BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51726	20-4154978
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Somerset Street, New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (732) 342-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	MGYR	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Magyar Bancorp, Inc. (the “Company”) is moving the Magyar Bank 401(k) Profit Sharing Plan (the “401(k) Profit Sharing Plan”) to Principal® as the third party recordkeeper and to Delaware Charter Guarantee & Trust Company dba Principal Trust Company, as Trustee. As a result of the planned move, there will be a blackout period beginning at the end of the day on April 30, 2021, and ending the week of May 23, 2021, during which participants in the 401(k) Profit Sharing Plan will be temporarily unable to make changes to their individual accounts, direct or diversify investments in their individual accounts, including accounts that hold common stock of the Company, or obtain a loan or distribution from the Plan. Participants in the 401(k) Profit Sharing Plan were notified of the blackout period on March 31, 2021.

As a result of the foregoing, on March 31, 2021, the Company sent a Blackout Notice Concerning Limitations on Trading in Magyar Bancorp, Inc. (“Notice”) to its directors and executive officers informing them that a blackout period with respect to directors and executive officers is expected to be in effect beginning at the end of the day on April 30, 2021 and ending the week of May 23, 2021.

The Notice was provided to the Company’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 to this current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit

99.1	Blackout Notice Concerning Limitations on Trading in Magyar Bancorp Inc. Equity Securities to Executive Officers and Directors of Magyar Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGYAR BANCORP, INC.

DATE: April 6, 2021	By:	/s/ John S. Fitzgerald
John S. Fitzgerald
President and Chief Executive Officer